UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):      October 31, 2008
TEKELEC

(Exact name of registrant as specified in its charter)

California	000-15135	95-2746131

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5200 Paramount Parkway, Morrisville, North Carolina	27560

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:      (919) 460-5500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement	1
Item 9.01 Financial Statements and Exhibits	1
Exhibit 10.1

i

Item 1.01 Entry into a Material Definitive Agreement.
     As disclosed in the earnings release furnished as Exhibit 99.1 to Tekelec’s Current Report on Form 8-K dated November 3, 2008 (the “Form 8-K”), as filed with the Securities and Exchange Commission (the “Commission”) on November 3, 2008, Tekelec accepted an offer from UBS AG (together with its affiliates, “UBS”) on October 31, 2008, providing Tekelec with rights related to the auction rate securities currently held by Tekelec in accounts with UBS (the “ARS Rights”). As reported in the earnings release, the estimated fair value of Tekelec’s auction rate securities portfolio as of September 30, 2008 was $105.8 million.
     Under the terms of the ARS Rights, UBS has the right, in its discretion and at any time until July 2, 2012, to purchase the auction rate securities from Tekelec at par value, which is defined as the price equal to the liquidation preference of the auction rate securities plus accrued but unpaid dividends or interest, if any. Tekelec also has the right at its election to require UBS to purchase the securities at par value at any time between June 30, 2010 and July 2, 2012. In connection with Tekelec’s acceptance of the offer, Tekelec released UBS from all claims (other than for consequential damages) directly or indirectly related to UBS’ marketing and sale of the auction rate securities.
     UBS’ obligations under the ARS Rights are not secured by its assets and do not require UBS to obtain any financing to support its performance obligations under the ARS Rights. UBS has disclaimed any assurance that it will have sufficient financial resources to satisfy its obligations under the ARS Rights.
     The foregoing description of the ARS Rights does not purport to be complete and is qualified in its entirety by reference to (i) the UBS Offering Letter to Tekelec dated October 8, 2008, together with the Acceptance Form of Tekelec dated October 31, 2008, both of which are included in Exhibit 10.1 to this Form 8-K, and (ii) UBS AG’s filings with the Commission relating to the ARS Rights, including without limitation UBS AG’s Registration Statement on Form F-3 as filed with the Commission on October 7, 2008.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

The following Exhibit 10.1 is filed as part of this Form 8-K:

Exhibit No.	Description
10.1	UBS Offering Letter dated October 8, 2008, together with Acceptance Form of Tekelec dated October 31, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tekelec
Dated: November 6, 2008	By:	/s/ Franco Plastina
Franco Plastina
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	UBS Offering Letter dated October 8, 2008, together with Acceptance Form of Tekelec dated October 31, 2008